================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2002

                          Commission File No. 333-72321

                              BGF Industries, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                     2221                         56-1600845
  (State of incorporation)   (Primary Standard Industrial      (I.R.S. Employer
                             Classification Code Number)     Identification No.)


      3802 Robert Porcher Way, Greensboro, North Carolina              27410
     (Address of registrant's principal executive office)            (Zip Code)

                                 (336) 545-0011
              (Registrant's telephone number, including area code)
                                ----------------


================================================================================

Item 5.       Other Events.

              The purpose of this filing is to set forth an exhibit of BGF Industries, Inc.

Item 7(c).    Exhibits.

99 Press Release, dated July 29, 2002, announcing the appointment of new Chairman and CEO

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BGF INDUSTRIES, INC.


                                    By: /s/ Philippe R. Dorier
                                        --------------------------
                                        Philippe R. Dorier
                                        Chief Financial Officer
                                       (Principal Financial and Accounting
                                        Officer)

Date: July 29, 2002